EX-99.906CERT

Section 906 Certifications

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John V. Murphy, Principal Executive Officer, and Brian W. Wixted, Principal Financial Officer, of Oppenheimer AMT-Free New York Municipals (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2006 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Principal Executive Officer                       Principal Financial Officer

Oppenheimer AMT-Free New York Municipals          Oppenheimer AMT-Free New York
                                                  Municipals


/s/ John V. Murphy                                /s/ Brian W. Wixted
------------------                                -------------------
John V. Murphy                                    Brian W. Wixted

Date:    January 25, 2007                         Date:  January 25, 2007